EXHIBIT 32.2

SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Quarterly Report on Form 10-QSB of Hamptons Luxury Homes, Inc. (the "Company") for the quarterly period ended September 30, 2007 (the "Report"), I, Frank Dalene, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2007

/s/ Frank Dalene

Frank Dalene

Chief Financial Officer

(Principal Financial Officer)